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                                                                   Exhibit 99.4


                     INTERIM MANAGEMENT SERVICES AGREEMENT


                 THIS INTERIM MANAGEMENT SERVICES AGREEMENT is entered into effective as of January 18, 1996 (the "Effective Date") by and between Work Recovery, Inc., a Colorado corporation (the "Company"), and The Team for New Management, L.L.C., a Delaware limited liability company (the "Team").

                                R E C I T A L S

         A. The Company is engaged in the business of providing proprietary advanced rehabilitation technology and operating related testing clinics.

         B. The Company desires to engage the Team to provide it with certain executive management and consulting services, as provided in this Agreement.

             NOW, THEREFORE, the parties agree as follows:

1. Executive Management Services. During the term hereof, the Company hereby retains the Team to provide the executive management services that are generally performed by a corporation's President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer (or Comptroller), as the responsibilities of such officers are more fully described in the Company's Bylaws, as defined by the reasonable instructions of the Company's Board of Directors (the "Board") and as subject to the oversight and reasonable direction of the Board. In particular, the Team will employ Ms. Dorcas Hardy, and make her services available to the Company as the Acting President and Chief Executive Officer of the Company.

2. Consulting Services. During the term hereof, the Company hereby retains the Team to provide, either directly or through persons or entities engaged by the Team (including, in particular, persons or entities who are members of the Team, or affiliated with members of the Team), such consulting services as may be agreed from time to time by the Team and the Company (acting through its Board of Directors, or such authority as the Board of Directors may delegate to one or more officers of the Company).

3. Company Duties. In addition to providing the Team with the compensation set forth in paragraph 4, below, the Company will have the following obligations to the Team:

         (a) The Company will invest the Team with all rights, authorities and powers of whatsoever nature as the Team may require to enable it to properly and efficiently perform the services described in paragraph 1 above.

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         (b)     The Company will, if called on to do so, ratify and confirm any act or thing lawfully done or caused to be done by the Team in the proper performance of its duties hereunder.

         (c) The Company will enter into an Indemnification Agreement with the Team substantially in the form executed with directors and senior officers of the Company.

         (d) The Company will name the Team as an additional insured under any and all insurance policies covering any officer or director.

         (e) The Company will provide representatives of the Team with all necessary secretarial facilities and office accommodations, and other equipment to enable the Team to carry out its services hereunder while working at the Company's offices.

4. Compensation. The Company will compensate the Team for its services in the following manner:

         (a) The Company will pay to the Team $25,000 per week, with payment in advance, for its services referred to in paragraph 1.

         (b) The Company will pay in advance (as requested by the Team), or reimburse the Team for, all of the Team's out-of-pocket expenses (including, without limitation, travel and lodging expenses) associated with the services provided hereunder. Amounts will be invoiced monthly, with payment due within 15 days.

         (c) Any amounts unpaid when due hereunder will bear interest until paid at a rate equal to the lesser of (i) three percent (3%) above the reference rate announced from time to time by Bank of America, NT&SA, San Francisco, California, or (ii) the maximum interest rate permissible under applicable law.

5. Certain Reimbursements. Within seven days of the date hereof, the Company will reimburse the Team for its out-of-pocket expenses, incurred from and after January 3, 1996 (including from and after the date of this Agreement), in connection with or otherwise related to the negotiation and execution of this Agreement and the Team's attempts to obtain a change in control of the Company, including, without limitation, performing due diligence on the Company and its affiliates.

6. Term. This Agreement will have a term (the "Term") that will commence with the Effective Date and will terminate on the earliest to occur of:

         (a)  ninety days from the Effective Date;

         (b) termination noticed in writing by the Team upon not less than two weeks notice;


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         (c)     termination seven days after written notice by one party to the other party upon breach hereof by such other party, which breach is not cured by the end of such seven day period.

Upon termination hereof, the following provisions will survive: paragraph 4 (as to amounts owed and expenses incurred prior to termination), 5 and 7.

7. Warranties. The Team agrees to provide its services hereunder in a professional manner. Except as otherwise expressly provided herein, the Team makes no representations or warranties concerning the services to be provided hereunder and no warranties or guarantees concerning the future performance of the Company. In no event will the liability of the Team to the Company exceed the cumulative amount of cash compensation actually paid hereunder to the Team. Further, in no event will the Team be liable to the Company for lost profits or special or consequential damages.

8.   Disclosures of Interest.  It is understood by the Company that:

     (a) directors, officers, agents and shareholders of the Company are or may be interested in the Team as members, managers or otherwise; and

     (b) members, equity owners and agents of the Team are or may be interested in the Company as directors, officers, shareholders or otherwise.

9.   General.

     (a) Not a Partnership. Nothing in this Agreement will be deemed to constitute a partnership between the Company and the Team.

     (b) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof. It supersedes any prior agreement or understanding between them concerning the subject matter hereof, and it may not be modified or amended in any manner other than by a writing signed by duly authorized representatives of the parties.

     (c) Governing Law. This Agreement and the rights of the parties hereunder will be governed by and interpreted in accordance with the laws of the State of Arizona.

     (d) Notices. Any notice required to be given by either party to the other will be deemed given (i) immediately upon delivery by the party giving notice or by a messenger directly to the notified party at the address set forth for the notified party on the signature page below, (ii) five (5) business days after being deposited in the postal system in certified form with return receipt requested, postage paid, addressed to the notified party at the address for the notified party set forth on the signature page below, but





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only if the party giving notice receives a return receipt within ten (10)
business days after the notice is mailed, (iii) on the next business day if dispatched to the notified party at the address set forth for the notified party on the signature page below via a courier service that guarantees next business day delivery, but only if the records of such courier service confirm that such delivery was in fact made the next business day, or (iv) immediately upon dispatch if dispatched by facsimile transmission to the notified party at the facsimile telephone number for the notified party set forth on the signature page below, but only if the dispatching party receives an electronic confirmation of receipt, and the dispatching party also promptly gives notice as provided in clause (ii) or (iii) of this paragraph. Either party may change the address and facsimile telephone number to which notice should be sent by written notice to the other party.

     (e) Binding Effect. Except as herein otherwise specifically provided, this Agreement will be binding upon and inure to the benefit of the parties and their successors and assigns.

     (f) Waivers. The failure of any party to seek redress for violation of or to insist on the strict performance of any covenant or condition of this Agreement will not prevent a subsequent act, which could have originally constituted a violation, from having the effect of an original violation.

     (g) Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party will not preclude or waive the right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     (h) Captions. Captions contained in this Agreement are inserted only as matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provision hereof.

     (i) Severability. In the event of the invalidity of any provision of this Agreement, such provision will be deemed deleted and the Agreement as so amended will remain in full force and effect, unless the result would be unjust to either party.

     (j) Assignment. This Agreement may not be assigned by either party without the express written consent of the other party.





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     (k)      Counterparts.  This Agreement may be executed in several
counterparts and all so executed will constitute one agreement which will be binding on all the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.


              IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date first hereinabove written.


The TEAM for New Management, L.L.C.


By: /s/ Dorcas R. Hardy
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Its: Member
Address for Notices:

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Fax Phone Number:
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Work Recovery, Inc.


By: /s/ Robert B. Bunker
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Its: Senior Vice President

Address for Notices:

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Fax Phone Number:
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